Investments - Schedule of Credit Loss Impairments on Fixed Maturity Securities for Which a Portion of the OTTI Loss was Recognized in AOCI (Details) - Fixed maturity securities - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Credit loss impairments on fixed maturity securities for which a portion of the OTTI loss was recognized in AOCI
Balance, beginning of year	$ 10.4	$ 10.7	$ 11.1
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(0.4)	(0.3)	(0.3)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	0.0	0.0	(0.1)
Balance, end of year	$ 10.0	$ 10.4	$ 10.7